UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

60 DEGREES PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41719	45-2406880
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1025 Connecticut Avenue NW Suite 1000, Washington, D.C.	20036
(Address of registrant’s principal executive office)	(Zip code)

(202) 327-5422

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SXTP	The Nasdaq Stock Market LLC
Warrants, each warrant to purchase one share of Common Stock	SXTPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2026, the Board of Directors (the “Board”) of 60 Degrees Pharmaceuticals, Inc. (the “Company”) appointed Eric Francois to serve as a member of the Board, effective immediately.

Mr. Francois is a strategic financial executive with over 20 years of leadership experience in the healthcare and life sciences sectors. He currently serves as an Independent Director of CERo Therapeutics Holdings, Inc. (Nasdaq: CERO) and as an independent strategic advisor to emerging life sciences companies. Mr. Francois previously served as Managing Director in Healthcare Investment Banking at Raymond James and Credit Suisse, where he led numerous equity, debt, and M&A transactions for small- and mid-cap biotechnology companies. Prior to his investment banking roles, he was Chief Financial Officer of SCYNEXIS, Inc. (Nasdaq: SCYX), where he oversaw finance, corporate development, investor relations, and operations, and raised over $300 million in capital to support the company’s growth through FDA approval and commercial launch. He has also served as an independent director of Diffusion Pharmaceuticals Inc. (Nasdaq: DFFN), including roles on its Audit and Compensation Committees. Mr. Francois began his career in equity capital markets at Cowen & Company and Lazard Frères and holds M.A. and B.A. degrees in business and economics from the Sorbonne University in Paris.

There are no arrangements or understandings between Mr. Francois and any other persons pursuant to which he was appointed as a director. There are no family relationships between Mr. Francois and any director or executive officer of the Company, and Mr. Francois has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Francois will receive compensation for his service on the Board consistent with the Company’s standard compensation arrangements for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 DEGREES PHARMACEUTICALS, INC.

Date: May 18, 2026	By:	/s/ Geoffrey Dow
	Name:	Geoffrey Dow
	Title:	Chief Executive Officer and President

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